Subsequent Events	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
Subsequent Events

Subsequent to December 31, 2013 we sold a total of 31,645,558 to accredited investors which yielded aggregate proceeds of $812,777.

On February 6, 2014, in exchange for the cancellation of $550,000 of notes payable from related parties, we issued a cumulative total of 12,500,000 restricted shares. The fair value of the shares was calculated based on the respective date of issuance. The terms of these loans did not require the payment of interest, and did not require repayment of the principal by a certain date. No principal or interest relating to the cancelled loan was paid by FPS.

Effective February 2014, based upon a legal opinion received during the first quarter of 2014, we will no longer present the nearly $3 million deferred revenue liability on our balance sheet as the statute of limitations period for our performance obligation has passed.

During the first quarter of 2014, the Company and the Board authorized the issuance of 15,526,000 options to employees and Directors of the Company. The primary purpose of these option grants were to replace options that had recently expired and/or that would be expiring during 2014. The options have an exercise price of $0.05, vest solely at the discretion of the Company’s Chief Executive Officer and expire on January 31, 2019.